UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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QUALSTAR CORPORATION

(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 10, 2018

Dear Shareholder:

You are cordially invited to attend the 2018 Annual Meeting of Shareholders of Qualstar Corporation, a California corporation (“Qualstar,” the “Company,” or “we”), to be held on Tuesday, June 26, 2018, at our principal executive office, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065, beginning at 3:00 p.m. Pacific Time (including any adjournment, postponement, continuation or rescheduling thereof, the “Annual Meeting”). At the Annual Meeting, you will be asked to vote on each of the three (3) proposals set forth in the attached Notice of Annual Meeting and Proxy Statement, which contains detailed information about each proposal and other matters related to the Annual Meeting.

We appreciate your support and look forward to seeing you at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, I encourage you to vote your shares by using the internet or telephone, or by mail by signing, dating and returning the WHITE proxy card enclosed, as described in the accompanying Proxy Statement. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time by following the instructions in the accompanying Proxy Statement.

If you have any questions or require any assistance with voting your shares, please contact the Company at 130 West Cochran Street, Unit C, Simi Valley, California 93065 or by telephone at 1-800-468-0680 ext. 114.

I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Steven N. Bronson
Steven N. Bronson
Chief Executive Officer and President

QUALSTAR CORPORATION

130 West Cochran Street, Unit C

Simi Valley, California 93065

NOTICE OF THE 2018 ANNUAL MEETING OF SHAREHOLDERS

To be held on June 26, 2018 at 3:00 p.m. (Pacific Time)

NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Shareholders (including any adjournment, postponement, continuation or rescheduling thereof, the “Annual Meeting”) of Qualstar Corporation (“Qualstar,” the “Company,” or “we”) will be held at our principal executive office, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065, on Tuesday, June 26, 2018, at 3:00 p.m. Pacific Time, for the following purposes:

1.	To elect four directors to serve one-year terms expiring at the Annual Meeting, or until their successors have been duly elected and qualified;

2.	To approve the appointment of RBSM LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2018;

3.	To conduct an advisory vote regarding the compensation of our Named Executive Officers: Say on Pay;

4.	To transact any other business as may properly come before the Annual Meeting and any adjournment thereof.

We have set the close of business on April 30, 2018 as the record date for the meeting. On or about May 17, 2018, we mailed to most of our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to gain access to our Proxy Statement and Annual Report and how to vote online. All other shareholders received a copy of the Proxy Statement and Annual Report by mail.

It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone, or by completing and mailing a proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone, or by written proxy will ensure your shares are represented at the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH NOMINEE FOR DIRECTOR LISTED IN

PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.

By Order of the Board of Directors

  /s/ Steven N. Bronson

Steven N. Bronson, Chief Executive Officer and President

Simi Valley, California

May 10, 2018

PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD OR

SUBMIT YOUR PROXY USING THE INTERNET OR TELEPHONE.

Use of the enclosed envelope requires no postage for mailing in the United States.

QUALSTAR CORPORATION

130 West Cochran Street, Unit C

Simi Valley, California 93065

PROXY STATEMENT

2018 ANNUAL MEETING OF SHAREHOLDERS

To be held on June 26, 2018 at 3:00 p.m. (Pacific Time)

This Proxy Statement (the “Proxy Statement”) is being furnished to all shareholders of record as of April 30, 2018 by the Board of Directors (the “Board”) of Qualstar Corporation, a California corporation (“Qualstar,” the “Company,” or “we”), in connection with the solicitation of proxies for the Annual Meeting of Shareholders (including any adjournment, postponement, continuation or rescheduling thereof, the “Annual Meeting”) to be held on June 26, 2018 at our principal executive office, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065, at 3:00 p.m. Pacific Time. This Proxy Statement contains important information about the business matters that will be voted on at the Annual Meeting.

GENERAL INFORMATION

Why am I receiving these materials?

We sent you this Proxy Statement because your Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares of Qualstar’s common stock, no par value. This Proxy Statement, the accompanying WHITE proxy card and our annual report on Form 10-K for the fiscal year ended December 31, 2017 are being made available to shareholders beginning on or about May 17, 2018. Please read this Proxy Statement, as it contains important information you need to know to vote at the Annual Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the internet. The notice containing instructions on how to access our proxy materials is first being mailed on or about May 17, 2018 to all shareholders entitled to vote at the Annual Meeting. Shareholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the notice. We encourage shareholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact and the costs of our annual meetings of shareholders.

What proposals will be voted on at the Annual Meeting?

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

●	Election of four directors to each serve until the Annual Meeting and until their respective successors will have been duly elected and qualified (Proposal 1);

●	Approval of the appointment of RBSM LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 2);

●	To conduct an advisory vote regarding the compensation of our Named Executive Officers: Say on Pay (Proposal 3); and

●	Any other matters, if any, as may properly be brought before the Annual Meeting and any postponement or adjournment of the Annual Meeting.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on June 26, 2018, at 3:00 p.m. Pacific Time, at our principal executive office, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065.

Who is entitled to vote at the Annual Meeting?

The Board has fixed the close of business on April 30, 2018 as the record date for determining those shareholders entitled to notice of, and to vote on, all matters that may properly come before the Annual Meeting. As of the record date, Qualstar had 2,048,118 outstanding shares of common stock entitled to notice of, and to vote at, the Annual Meeting. No other securities are entitled to vote at the Annual Meeting.  Only shareholders of record on the record date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

What are the voting rights of shareholders?

Each shareholder of record is entitled to one vote for each share held as of the record date on all matters to come before the Annual Meeting and at any adjournment thereof. Under our Restated Articles of Incorporation, shareholders do not have cumulative voting rights in the election of directors.

How many votes must be present to hold the Annual Meeting?

To conduct business at the Annual Meeting, a quorum must be present. The presence in person or by proxy of shareholders entitled to cast at least a majority of all votes entitled to be cast at the meeting will constitute a quorum. We count proxies marked “withhold authority” as to any director nominee or “abstain” as to a particular proposal for purposes of determining the presence or absence of a quorum at the Annual Meeting for the transaction of business.

How do I vote my shares?

In addition to voting in person at the Annual Meeting or any postponement or adjournment thereof, you may vote by mail, internet or telephone.

Voting by Internet or Telephone.  If you are a registered shareholder (that is, if your stock is registered in your name), you may also vote by internet or telephone by following the instructions included with your WHITE proxy card.  You are encouraged to vote electronically by internet or telephone.  The procedures for each of these voting methods is set forth below.

Vote by Internet.  Use the internet to vote your proxy 24 hours a day, 7 days a week.  Have your WHITE proxy card in hand when you log on.  You will be prompted to enter your Control Number(s) which is located on your WHITE proxy card and then follow the directions given to obtain your records and create a voting instructions form.

Vote by Telephone.  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week. Have your WHITE proxy card in hand when you call. You will be prompted to enter your Control Number(s) which is located on your WHITE proxy card and then follow the directions given.

If you vote by internet or telephone, you do not need to return your WHITE proxy card.

If your shares are held in “street name” (that is, if your stock is registered in the name of your broker, bank or other nominee), please check your proxy card or contact your broker, bank or other nominee to determine whether you will be able to vote by internet or telephone.

If you need assistance in revoking your proxy or changing your vote, please call the Company at 1-800-468-0680 ext. 114.

Voting by Mail. To vote by mail, please sign, date and return to Qualstar as soon as possible the enclosed WHITE proxy card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by internet or by telephone as described above, you need not also mail a proxy to Qualstar.

Voting at the Annual Meeting. You may vote by ballot in person at the Annual Meeting.  If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a power of attorney or other proxy authority from that organization and bring it to the Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. Even if you plan to attend the Annual Meeting, you are encouraged to submit a WHITE proxy card or vote by internet or telephone to ensure that your vote is received and counted. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

How does the Board recommend that I vote?

The Board recommends that you vote as follows:

☐	“FOR” each of the following four (4) nominees to the Board: Steven N. Bronson, David J. Wolenski, Leonard A. Hagan, and Nicholas A. Yarymovych (Proposal 1);

☐	“FOR” approval of the appointment of RBSM LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018 (Proposal 2); and

☐	“FOR” approval of the advisory vote regarding Named Executive Officer Compensation; Say on Pay (Proposal 3).

What vote is required?

The vote that is required depends upon the matter that is voted upon.

Proposal 1

Directors are elected by a plurality of the votes cast for election of directors and the Board has proposed four (4) nominees. Accordingly, the directors elected will be the four (4) nominees who receive the highest number of “FOR” votes cast at the Annual Meeting by shareholders present, in person, or by proxy, and entitled to vote. If a shareholder does not vote for the election of directors because the authority to vote is withheld, because a proxy is not returned, because the broker holding the shares does not vote, or because of some other reason, the shares will not count in determining the total number of votes for each nominee. WHITE Proxies signed and returned unmarked will be voted FOR the Board’s four (4) nominees (Steven N. Bronson, David J. Wolenski, Leonard A. Hagan, and Nicholas A. Yarymovych). Please note that brokers may not vote on the election of directors in the absence of specific client instruction. Those who hold shares in a brokerage account are encouraged to provide voting instructions to their broker. Votes that are not returned, withheld or broker non-votes will have no effect on the outcome of the election. If any nominee is unable to act as director because of an unexpected occurrence, the proxy holders may vote the proxies for another person or the Board may reduce the number of directors to be elected. The holders of the proxy for the Annual Meeting will be Steven N. Bronson and Louann Negrete (the “Proxy Holders”). Proxies solicited by the Board will be voted “FOR” each nominee, unless otherwise instructed.

Proposal 2

Approval of the appointment of RBSM LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2018 will require the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote. For purposes of Proposal 2, abstentions and broker non-votes will not affect the voting outcome, which recognizes only actual votes for or against the proposal. Proxies solicited by the Board will be voted “FOR” this proposal, unless otherwise instructed.

Proposal 3

Approval of the advisory vote on executive compensation will require the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote. For purposes of Proposal 3, abstentions and broker non-votes will not affect voting outcome, which recognizes only actual votes for or against the proposal.

Are there any directors not standing for reelection?

No. All directors are standing for re-election at the meeting.

If I give a proxy, how will my shares be voted?

WHITE proxy cards received by us before the Annual Meeting that are properly executed and dated will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy.

If you properly execute and date your WHITE proxy card but do not include voting instructions, your WHITE proxy card will be voted FOR the election of each of the following four (4) director nominees: Steven N. Bronson, David J. Wolenski, Leonard A. Hagan, and Nicholas A. Yarymovych, and FOR Proposal 2 and FOR Proposal 3 and in accordance with the best judgment of the Proxy Holders on any other matters that may come before the meeting. Unsigned proxies will not be voted.

If you vote using the website or the telephone number noted on the WHITE proxy card, you do not need to return ANY proxy card.

If the Annual Meeting is postponed or adjourned, a shareholder’s proxy will remain valid and may be voted at the postponed or adjourned meeting. A shareholder still will be able to revoke the shareholder’s proxy until it is voted.

What if other matters are voted on at the Annual Meeting?

With respect to any other matter that properly comes before the Annual Meeting, the Proxy Holders will vote the proxies in their discretion in accordance with their best judgment and in the manner they believe to be in the best interest of Qualstar. For example, if you do not give instructions on your WHITE proxy card or by internet or telephone, and a nominee for Director listed on the WHITE proxy card withdraws before the election (which is not now anticipated), your shares will be voted by the Proxy Holders for any substitute nominee as may be nominated by the Board. The holders of the proxy for the Annual Meeting will be Steven N. Bronson and Louann Negrete.

On the date we filed this Proxy Statement with the Securities and Exchange Commission, the Board did not know of any other matter to be brought before the Annual Meeting.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed WHITE proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that WHITE proxy card will not be voted at the Annual Meeting for the proposals so marked.

Will my shares be voted if I do not provide instructions to my broker or nominee?

If you are a beneficial owner whose shares are held by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares for the ratification of RBSM LLP even if the broker does not receive voting instructions from you. However, your broker does not have discretionary authority to vote on the election of directors, the advisory vote regarding executive compensation or on any shareholder proposal without instructions from you, in which case a broker non-vote will occur. Since shares that constitute broker non-votes will not be included in vote totals and have no effect on the outcome of the election of directors, the advisory vote regarding executive compensation, or any other matters properly brought before the meeting, it is important that you instruct your broker on how to vote your shares.

Can I revoke my proxy or change my vote?

Any proxy may be changed or revoked at any time prior to the Annual Meeting by submitting a new proxy with a later date, by a later telephone or Internet vote (subject to the telephone or Internet voting deadline), by voting in person at the Annual Meeting or by submitting a revocation in writing. Written revocations must be directed to: Corporate Secretary, Qualstar Corporation, 130 West Cochran Street, Unit C, Simi Valley, California 93065; and they must be received by the Corporate Secretary no later than 5:00 p.m., Pacific Time, on June 25, 2018.

If you hold your shares in street name (that is, through a bank or broker) and desire to vote by ballot in person at the Annual Meeting, you must obtain a power of attorney or other proxy authority from that organization and bring it to the Annual Meeting. Follow the instructions from your bank, broker or other agent or nominee included with these proxy materials, or contact your bank, broker or other agent or nominee to request a power of attorney or other proxy authority. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

What does it mean if I receive more than one WHITE proxy card?

If you hold your shares in more than one account, you will receive a WHITE proxy card for each account.  To ensure that all of your shares are voted, please vote using each WHITE proxy card you receive or, if you vote by internet or telephone, you will need to enter each of your Control Numbers. Remember, you may vote by telephone or internet or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

Who will solicit proxies on behalf of the Board?

Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to shareholders, will be borne by Qualstar. Copies of solicitation material will be furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward this solicitation material, to beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.

What is Qualstar’s internet address?

Qualstar’s internet address is http://www.qualstar.com. You can access this Proxy Statement, Qualstar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 at this internet address. Qualstar’s filings with the Securities and Exchange Commission (the “SEC”) are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Who can answer my questions?

The Company is available to answer any questions concerning this Proxy Statement, toll free at 1-800-468-0680 ext. 114.

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of this proxy statement, our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 are available on our website at http://www.qualstar.com.

Your vote at this year’s meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly or vote by internet or telephone.

ELECTION OF DIRECTORS

(Proposal 1)

In accordance with Qualstar’s amended and restated bylaws, the number of authorized directors constituting the Board is fixed as of the commencement of voting at the Annual Meeting at six (6). The Board is nominating four (4) directors to be elected at the Annual Meeting, each of who will hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and have been qualified or such director’s earlier resignation, death or removal. As a result, there will be two (2) vacancies on the Board. Such vacancies may be filled by a majority of the remaining directors and any such additional directors shall hold office until his or her successor is elected at an annual or a special meeting of the shareholders. Subject to the provisions of Qualstar’s amended and restated bylaws and its restated articles of incorporation, the shareholders may also elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

The following four individuals—Steven N. Bronson, David J. Wolenski, Leonard A. Hagan, and Nicholas A. Yarymovych—have been designated by the Board as the nominees for election as directors. Messrs. Bronson, Wolenski, Hagan and Yarymovych currently serve as directors of Qualstar and were all elected to the Board at the 2017 Annual Meeting of Shareholders. Each of our four nominees was recommended to the Board by the Nominating and Governance Committee and was approved by the Board. The recommendation of the Board is based on its carefully considered judgment that the experience, record and qualifications of each of its nominees make them the best candidates to serve on the Board. We believe that these four nominees, with their breadth of relevant and diverse experience, represent the best interests of our shareholders and that the four nominees recommended by the Board should be elected.

The nominees of the Board have consented to serving as nominees for election to the Board, to being named in this Proxy Statement and to serving as members of the Board if elected by Qualstar’s shareholders. As of the date of this Proxy Statement, Qualstar has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. However, if for any reason a nominee becomes unable to serve or for good cause will not serve if elected, the Board upon the recommendation of its Nominating and Governance Committee may designate substitute nominees, in which event the shares represented by proxies returned to us will be voted for such substitute nominees. If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.

The accompanying WHITE proxy card will not be voted for more than four candidates or for anyone other than the Board’s nominees or designated substitutes. Unless otherwise instructed, the persons named in the accompanying proxy will vote to elect Steven N. Bronson, David J. Wolenski, Leonard A. Hagan and Nicholas A. Yarymovych to the Board, unless, by marking the appropriate space on the WHITE proxy card, the shareholder instructs that he, she or it withholds authority from the Proxy Holders to vote.

The following table provides information regarding Qualstar’s nominees, their ages, the year in which each first became a director of Qualstar, their principal occupations or employment during the past five years, directorships held with other public companies at any time during the past five years, and other biographical data.  Included in the biography of each nominee is a description of the particular experience, qualifications, attributes or skills that led the Board to conclude that the nominee should serve as a director of Qualstar.

Name and Age	Business Experience During Last Five Years and Other Directorships

Steven N. Bronson (52)

Steven N. Bronson has served as our Chief Executive Officer and a member of our board since July 3, 2013. Mr. Bronson has over 35 years of business and entrepreneurial experience with a strong background in investment banking, operations and management. Mr. Bronson has been Chairman and Chief Executive Officer of BKF Capital Group Inc., since September 2008. In July 2010 he became Chairman and Chief Executive of Interlink Electronics, Inc., a global leader in the design of patented Force-Sensing Resistor™ (FSR™) technology and a pioneer in printed electronics. In addition, Mr. Bronson served as Chairman and Chief Executive Officer of Ridgefield Acquisition Corp. and 4net Software, Inc., both publicly traded companies.  The Board has concluded that Mr. Bronson should serve on our Board based on his positions as President and Chief Executive Officer of our company, as well as his substantial experience in the electronics industry.

David J. Wolenski (56)

David J. Wolenski currently serves as President of Electro-Mechanical Products, Inc. (“EMP”), a privately held company engaged in the manufacture of precision-machined components and thermal management systems for the Semiconductor, Laser, and Medical Device industries.  He has been a director on EMP’s board since August 2000.  From 1996 to 2000, Mr. Wolenski was Chief Executive Officer of OZO Automation, Inc. (OTCBB: OZOA), a publicly-traded company that produced robotic workstations for the electronics industry.  As Chief Executive Officer, he also managed the sale of OZO’s assets to JOT Automation of Olunsalo, Finland, and served as President of their Depaneling subsidiary from 2000 to 2001.  From 1983 to 1996, Mr. Wolenski held various positions with Johns Manville Corporation, a worldwide leader in fiberglass insulations and engineered products, which included managerial assignments in manufacturing, business development, and quality assurance.  His past board affiliations have included OZO Automation, Inc. where he was a director from 1996-1999, and Bio-Medical Automation, Inc., where he was a director from 1999-2000.  Mr. Wolenski holds a BS degree in Mechanical Engineering from the University of Colorado at Boulder (1983), and an MBA from the University of Colorado at Denver (1990).  The Board has concluded that Mr. Wolenski should serve on our Board based on his senior executive management experience at privately held and publicly held manufacturing companies and his prior experience as a director of other companies.

Nicholas A. Yarymovych (53)

Nicholas A. Yarymovych is currently the CEO and President (founder) of Cloudpointe, Inc.  Previously, he was the Senior Vice President of Global Consulting & Operations at NTT Data, Cloud Services Inc. and also served as NTT Centerstance’s Managing Partner. Mr. Yarymovych founded Ventus Technology Solutions, Inc. (Ventus) in 2001, one of the first Salesforce.com consulting partners and served as President and Chief Executive Officer. In early 2011, he merged Ventus with Centerstance, Inc. which was then acquired by NTT in late 2012. Throughout his 28-year professional consulting career, he has launched new business units, established professional services practices, developed core business strategies and led numerous operational turnarounds. Prior, Mr. Yarymovych served as Vice President of e-Business Solutions with QuickStart Technologies where he led the companies' e-business consulting services division. Prior to QuickStart, Mr. Yarymovych served as a Client Partner with Cambridge Technology Partners in their Strategy and Management Consulting Group. Currently, he serves as an advisor for several private equity firms. Mr. Yarymovych earned an M.B.A. in Management and Operations from Pepperdine University, a B.S. in Aerospace Engineering from the University of Southern California and has a Bachelor of Science degree in Astronautical Engineering from the U.S. Air Force Academy.  The Board has concluded that Mr. Yarymovych should serve on our Board based on his senior executive management experience and his experience with turnaround companies, mergers and acquisitions.

Leonard A. Hagan (65)

Leonard A. Hagan is a founding partner at Hagan & Burns CPA’s P.C. (“Hagan & Burns”) where he provides financial and regulatory services to the broker dealer community as well as tax planning services to the firm’s clients. Prior to founding Hagan & Burns in 1995, Mr. Hagan worked for several years at the accounting firm of S.D. Leidesdorf & Co. where he was a manager, which was then merged into Ernst & Whitney. Following his time at S.D. Leidesdorf & Co. and Ernst & Whitney, Mr. Hagan spent three years at Credit Suisse until he founded his own accounting firm. Mr. Hagan has over forty years’ experience as a Certified Public Accountant and over twenty years as a licensed Financial and Operation Principal. Mr. Hagan is registered today as the Financial and Operating Principal for the following broker dealers registered with the Securities and Exchange Commission: Livingston Securities, LLC, Spoke Financial LLC and Core Financial LLC. Mr. Hagan is also a director of Ridgefield Acquisitions Corp, and BKF Capital Group Inc., each of which are publicly traded companies. Mr. Hagan earned a Bachelor of Arts degree in Economics from Ithaca College and continued his education at Cornell University where he received his MBA in accounting and finance. The Board has concluded that Mr. Hagan should serve on our Board based on his financial expertise and his experience of being a public company director.

Vote Required and the Board’s Recommendation

The affirmative vote of a plurality of the total shares of common stock represented in person or by proxy and entitled to vote is required for the election of each of the nominees. Any shares that are not voted, whether by abstention, broker non-votes or otherwise, will not affect the election of directors, except to the extent that the failure to vote for an individual will result in another individual receiving a larger proportion of the votes cast.

It is the intention of the persons named as proxies to vote such proxy FOR the election of all nominees, unless otherwise directed by the shareholder. The Board knows of no reason why any of the nominees would be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board may recommend in the place of such nominee.

The Board recommends that shareholders vote “FOR” the election of each nominee LISTED above. PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” EACH NOMINEE, UNLESS OTHERWISE INSTRUCTED.

CORPORATE GOVERNANCE

Director Independence

Our Board has determined that all of our current directors and Dale E. Wallis, who served on our Board during the 2017 fiscal year but did not stand for re-election at our 2017 annual shareholder meeting, at the time of their service, satisfied the “independent director” standards established by rules of The NASDAQ Stock Market, Inc. (“NASDAQ”), except for Steven N. Bronson.  Each director serving on the Audit Committee of our Board and Dale E. Wallis, who served on the Audit Committee of our Board during the 2017 fiscal year, at the time of their service also met the more stringent independence requirements established by Securities and Exchange Commission rules applicable to audit committees. Our Board has determined that no director has a relationship that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director. There are no family relationships among any of the directors or executive officers of the Company.

The Board and Committee Meetings

During the twelve months ended December 31, 2017, our Board of Directors held six meetings, our Audit Committee held seven meetings and our Compensation Committee held two meetings. Each director attended (or participated by telephone in) 100% of the total number of meetings of the Board and committees on which he served.

The independent directors meet in executive session on a regular basis without any management directors or employees present.

In accordance with our Corporate Governance Guidelines, which our Board adopted on April 26, 2013, directors are expected to attend annual meetings of shareholders. Mr. Bronson and Mr. Wolenski attended last year’s annual meeting of shareholders in person. A copy of our Corporate Governance Guidelines is available in the investors section of the Company’s website at www.qualstar.com.

Committees of the Board

Our Board oversees our risk management. This oversight is administered primarily through the following committees: (i) an Audit Committee, (ii) a Compensation Committee and (iii) a Nominating and Corporate Governance Committee. Each Committee has only independent directors as members.

The Audit Committee

The Audit Committee is comprised solely of non-employee directors who satisfy current NASDAQ standards with respect to independence, financial expertise and experience. During the fiscal year ended December 31, 2017, the members of the Audit Committee were: Leonard Hagan, David Wolenski, and Nicholas Yarymovych, with Mr. Hagan serving as the Chairman. The Board has determined that Mr. Hagan qualifies as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.

The Audit Committee has a written charter that requires the committee to oversee our accounting and financial reporting process, our system of internal controls regarding finance, accounting, legal compliance and ethics, and the audits of our financial statements, a current copy of which is available to shareholders on our website, www.qualstar.com. The primary duties of the Audit Committee consist of, among other things:

•	serving as an independent and objective party to monitor our financial reporting process, internal control system and disclosure control system;

•	reviewing and appraising the audit efforts of our independent accountants;

•

assuming direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and our management regarding financial reporting issues;

•	providing an open avenue of communication among the independent accountants, financial and senior management and the Board;

•	reviewing and approving all related party transactions;

•

discussing with management any correspondence from regulators, government agencies, or employee complaints or any reports that raise material issue regarding the Company’s financial statements, processes, or policies; and

•	discussing our policies with respect to risk assessment and risk management.

The Audit Committee held 7 meetings during the fiscal year ended December 31, 2017.  To ensure independence, the Audit Committee also meets separately with the Company’s independent public accountants apart from meeting with members of management.

The Compensation Committee

Our Compensation Committee consists of three directors: Messrs. Yarymovych (chairman), Hagan and Wolenski. Each such member of the Compensation Committee is independent applying the definition of independence under the listing standards of NASDAQ and SEC regulations.

Each member of our Compensation Committee must (i) be one of our independent directors satisfying the independence requirements of NASDAQ and other applicable regulatory requirements; (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code, as amended; and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended. Except as permitted by NASDAQ, members of the Compensation Committee must not accept any consulting, advisory or the other compensatory fee from us or any of our subsidiaries.

The Compensation Committee oversees the determination of all matters relating to employee compensation and benefits and specifically determines and approves salaries, bonuses and equity-based compensation for our executive officers.

We have adopted a Compensation Committee charter which outlines the Compensation Committee's primary duties which are to:

•

evaluate the performance of the Chief Executive Officer in light of our goals and objectives and determine the Chief Executive Officer's compensation based on this evaluation and such other factors as the Committee shall deem appropriate;

•	determine and approve all executive officer compensation;

•	approve the aggregate amounts and methodology for determination of all salary, bonus, and long-term incentive awards for all employees other than executive officers;

•	review and recommend equity-based compensation plans to the full Board and approve all grants and awards thereunder;

•

review and approve changes to our equity-based compensation plans other than those changes that require shareholder approval under the plans, the requirements of NASDAQ or any exchange on which our securities may be listed and/or any applicable law;

•

review and recommend to the full Board changes to our equity-based compensation plans that require shareholder approval under the plans, the requirements of NASDAQ or any exchange on which our securities may be listed and/or any applicable law;

•	review and approve changes in our retirement, health, welfare and other benefit programs that result in a material change in costs or the benefit levels provided;

•	administer our equity-based compensation plans; and

•	approve, as required by applicable law, the annual Committee report on executive compensation for inclusion in our proxy statement.

A current copy of the Compensation Committee charter is available to shareholders on our website, www.qualstar.com.

The Compensation Committee has responsibility for establishing, implementing and monitoring the Company’s compensation philosophy. Accordingly, the Compensation Committee strives to develop and maintain competitive, progressive programs that attract, retain and motivate high-caliber employees, foster teamwork, and maximize the long-term success of the Company by appropriately rewarding our employees for their achievements. The Compensation Committee evaluates risk and rewards associated with the Company’s overall compensation philosophy and structure.

The Compensation Committee has the authority, in its sole discretion, to retain or obtain advice from compensation consultants, independent legal counsel and other advisers, and is directly responsible for the retention, termination, compensation and oversight of the work of any such consultant, counsel or other adviser. In selecting a consultant, counsel or other adviser, the Compensation Committee must, as required by NASDAQ rules, take into consideration all factors relevant to such person's independence from management, including all factors that NASDAQ identifies in its listing standards. In April 2017, the Compensation Committee retained a compensation consultant to prepare an assessment of compensation for the Chief Executive Officer. The results of the assessment were taken into consideration when the Compensation Committee increased the salary of Mr. Bronson and awarded him 100,000 options on August 3, 2017, as further discussed below. The Compensation Committee is regularly advised by the Company’s outside legal counsel and has found no conflict of interest in such counsel continuing to provide advice to the Compensation Committee.

The Compensation Committee may form and delegate its authority to subcommittees as appropriate. To date, the Compensation Committee has not delegated such authority.

Additionally, the Chief Executive Officer may make recommendations to the Compensation Committee relating to executive and director compensation, but consistent with NASDAQ rules, he may not be present during deliberations or voting regarding his own compensation. The Compensation Committee meets with the Company’s Chief Executive Officer and other senior executives in order to obtain recommendations with respect to the Company’s compensation programs and practices for executives and other employees. Management discusses with the Compensation Committee the practices that have been put in place to identify and mitigate, as necessary, potential risks. With support from market compensation data, performance reviews and other information, management makes recommendations to the Compensation Committee on the base salaries, bonus targets and equity compensation for the executive officers and other employees. The Compensation Committee takes management’s recommendations into consideration, but is not bound by management’s recommendations with respect to executive compensation. The Chief Executive Officer annually reviews the performance of each executive officer, other than himself. The Chief Executive Officer’s performance is reviewed by the Compensation Committee which makes recommendations to the full Board.

The Compensation Committee held two meetings  during the fiscal year ended December 31, 2017.

The Nominating and Governance Committee

The Nominating and Governance Committee is comprised solely of non-employee directors who satisfy current NASDAQ standards and SEC regulations with respect to independence. During the fiscal year ended December 31, 2017, the members of the Nominating and Governance Committee were: David J. Wolenski, Nicholas A. Yarymovych, and Leonard A. Hagan, with Mr. Wolenski serving as Chairman.

The role of the Nominating and Governance Committee, as set forth in its charter, is to develop and recommend to the Board corporate governance guidelines applicable to Qualstar, assist the Board by identifying, evaluating and recommending candidates for election to the Board, and recommending Board members to serve on each committee of the Board.  A copy of our Nominating and Governance Committee charter is available in the investors section of Qualstar’s website at www.qualstar.com.

The guidelines and procedures for identifying and evaluating nominees for election to the Board are set forth in the charter of the Nominating and Governance Committee. In general, persons considered for nomination to the Board must have demonstrated outstanding achievement, integrity and judgment and such other skills and experience as will enhance the Board’s ability to serve the long-term interests of Qualstar and our shareholders, and must be willing and able to devote the necessary time for Board service. To comply with regulatory requirements, a majority of Board members must qualify as independent directors under NASDAQ rules, and at least one Board member must qualify as an “audit committee financial expert” under rules promulgated by the SEC. In order to qualify for nomination or re-nomination for election to the Board, a candidate must also comply with all applicable provisions of Qualstar’s amended and restated bylaws.

The Nominating and Governance Committee considers potential candidates recommended by current directors, company officers, employees and others, and will consider candidates recommended by shareholders for consideration as director nominees. Our Nominating and Governance Committee charter makes no distinction between whether a director nominee is recommended by a shareholder or by management.  Although we have not received any recommendations for director nominees from shareholders, we expect that the Committee would apply the same process and criteria in evaluating a shareholder recommendation as it would for a management recommendation.  A shareholder wishing to recommend a candidate for nomination to the Board should send a letter to our Corporate Secretary at 130 West Cochran Street, Unit C, Simi Valley, California 93065.  The mailing envelope must contain a clear notation that the enclosed letter is a “Director Nominee Recommendation.”  The letter must identify the author as a shareholder and provide a brief summary of the candidate’s qualifications. Additionally, the Nominating and Governance Committee considers diversity of the Board members’ skill and experience in areas that are relevant to the Company’s business and activities, including operations, finance, marketing and sales. Our Board does not, however, have a formal policy regarding racial/ethnic, gender or other diversity of director candidates, but considers diversity as a factor in evaluating such candidates. At a minimum, candidates recommended for election to the Board must meet the independence standards established by NASDAQ and the criteria set forth above.

The Nominating and Governance Committee held no meetings during the fiscal year ended December 31, 2017 but did act by unanimous written consent on one occasion.

Board Leadership Structure and the Role of the Board in the Oversight of Risk Management

We separate the roles of Chief Executive Officer and Chairman of the Board in recognition of the different responsibilities fulfilled by the Chief Executive Officer and the Chairman of the Board at Qualstar. Our Chief Executive Officer, Mr. Bronson, is responsible for setting our strategic direction and for our day-to-day leadership and performance, while our Chairman of the Board, Mr. Wolenski, provides guidance to the Chief Executive Officer and sets the agenda for, and presides over, meetings of the Board of Directors.

Our Board is involved in overseeing the management of risks that face our company.  Historically, potential risks have been considered by the full Board as they became apparent, such as in connection with potential acquisitions, as new business opportunities are evaluated, or with day-to-day operational issues.  Our Audit Committee focuses on risks related to financial information systems and financial reporting, and regularly reports to the full Board regarding its activities and any specific risks that merit attention by the full Board.  Our Compensation Committee has oversight responsibility regarding risks related to the Company’s compensation policies and practices.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board or with an individual Board member concerning Qualstar may do so by writing to the Board or to the particular Board member, and mailing the correspondence to: Attention: Corporate Secretary, Qualstar Corporation, 130 West Cochran Street, Unit C, Simi Valley, California 93065.  The envelope should indicate that it contains a shareholder communication.

All correspondence received is opened and screened for security purposes. Qualstar’s Corporate Secretary reviews such correspondence and provides the Board at each of its meetings with a summary of all such correspondence and a copy of any correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or the standing committees of the Board or that otherwise requires their attention. The Corporate Secretary will not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. Correspondence relating to accounting, internal controls or auditing matters will be handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all employees, officers and directors of Qualstar.  A copy of the Code of Business Conduct and Ethics is available in the investors section of Qualstar’s website at www.qualstar.com, and a copy also may be obtained at no charge by written request to the attention of the Corporate Secretary at 130 West Cochran Street, Unit C, Simi Valley, California 93065.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires Qualstar’s directors and executive officers, and persons who own more than ten percent of Qualstar’s common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.  Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Qualstar with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of Section 16(a) reports furnished to us and a review of the shareholders register, during the twelve months ended December 31, 2017, our officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements, except that Leonard A. Hagan filed one Form 3 late reporting one transaction on an untimely basis and William Gervais filed nine Form 4s late reporting fifteen transactions on an untimely basis.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of May 1, 2018 for:

●	each person (or group of affiliated persons) who we know beneficially owns more than 5% of our common stock;

●	each of our directors and nominees for election to the Board;

●	each of the executive officers named in the summary compensation table; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes sole or shared voting and investment power with respect to shares.  Except as indicated by footnote, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned, subject to community property laws where applicable. The percentage of shares beneficially owned is based on 2,048,118 shares of common stock outstanding as of May 1, 2018.  Shares of common stock subject to options, warrants or rights currently exercisable or exercisable within 60 days of May 1, 2018, are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or rights, but are not deemed outstanding for computing the percentage ownership of any other person. The address for those individuals for which an address is not otherwise indicated is: c/o Qualstar Corporation, 130 West Cochran Street, Unit C, Simi Valley, California 93065.

	Common Shares	Options Exercisable Within 60	Beneficial Ownership
Name	Owned	Days (1)	Number	Percent
BKF Asset Holdings, Inc. (2)	548,085	—	548,085	26.8%
Steven N. Bronson (3)	24,617	116,667	679,369	33.8%

Nicholas A. Yarymovych(4)	6,667	5,000	11,667	*

David J. Wolenski (5)	833	5,000	5,833	*

Leonard A. Hagan (6)	13,444	5,000	18,444	*

Louann Negrete	-	10,000	10,000	*
All directors and officers as a group (6 persons)	593,646	141,667	735,313	36.0%

Beneficial Ownership Greater than 5%

William J. Gervais (7)	157,224	—	157,224	7.7%
1925 Angus Avenue, Unit B
Simi Valley, California 93063

Renaissance Technologies LLC (8)	116,802		116,802	5.7%
800 Third Avenue; New York, New York 10022

*Less than 1.0%

(1)	Represents shares that may be acquired upon exercise of stock options which are either currently vested or will vest within 60 days of March 8, 2018.

(2)	Based on information contained in reports filed with the Securities and Exchange Commission, BKF Asset Holdings, Inc. is the owner of 548,085 shares of Qualstar common stock.

(3)

Based on information contained in reports filed with the Securities and Exchange Commission, Mr. Bronson, is the owner of 14,617 shares of Qualstar. Additionally, Mr. Bronson, as the Chairman and President and majority shareholder of BKF Asset Holdings, Inc., may be deemed to beneficially own the 548,085 shares of Qualstar held by BKF Asset Holdings, Inc.  Also, Mr. Bronson’s spouse holds 10,000 shares of Qualstar. Mr. Bronson was awarded a total of 16,667 stock options on August 20, 2014 and 100,000 options on August 3, 2017.

(4)

Based on information contained in reports filed with the Securities and Exchange Commission, Nicholas A. Yarymovych beneficially owns 6,667 shares as of November 19, 2014.  Mr. Yarymovych was awarded 5,000 stock options on August 3, 2017.

(5)

Based on information contained in reports filed with the Securities and Exchange Commission, David J. Wolenski beneficially owns 833 shares as of December 31, 2015. Mr. Wolenski was awarded 5,000 stock options on August 3, 2017.

(6)

Based on information contained in reports filed with the Securities and Exchange Commission, Leonard A. Hagan beneficially owns 13,444 shares as of December 21, 2017.   Mr. Hagan was awarded 5,000 stock options on August 3, 2017.

(7)	Based on information contained in reports filed with the Securities and Exchange Commission, William J Gervais, beneficially owns 157,224 shares as of January 26, 2018.

(8)

Based on information contained in reports filed with the Securities and Exchange Commission, Renaissance Technologies LLC, an investment adviser, beneficially owns 116,802 shares as of February 13, 2018.

EXECUTIVE OFFICERS

The biography for Steven N. Bronson, our President, Chief Executive Officer and member of our Board, is located in “Election of Directors” above.

Louann L. Negrete, age 58, was appointed Chief Financial Officer on December 2, 2013. Ms. Negrete has more than 15 years of experience in public company accounting. Prior to joining Qualstar, Ms. Negrete was the Director of Corporate Accounting for LINE 6, Inc. Prior to Line 6 she was the Corporate Controller and CFO for 6 years at Interlink Electronics, Inc., a publicly traded company. She also served for 6 years as the Corporate Controller for publicly traded Biosource International, Inc. BioSource acquired two companies while she was controller and eventually the entire company was sold. She also held positions of controller at US Stamp and assistant controller at Patagonia, two other manufacturing companies.  Ms. Negrete holds a CPA license from the State of California. She graduated from California State University, Northridge with a BS degree in Business Administration, Accounting.

EXECUTIVE COMPENSATION

Overview

Qualstar’s executive compensation program is based on the same objectives that guide Qualstar in establishing all of its compensation programs:

●

 Compensation fosters the long-term focus required for Qualstar’s success. In general, the compensation of Company executives includes longer-term incentives because they are in a greater position to influence longer-term results.

●

 Compensation reflects the level of job responsibility, individual performance, and Company performance. As employees progress to higher levels in the organization, an increasing proportion of their pay should be linked to Company performance and shareholder returns because those employees are more able to affect Qualstar’s operating results.

●

 Compensation reflects the value of the job in the marketplace. To attract and retain a highly skilled work force, we must remain competitive with the pay of other employers who compete with us for talent.

●

 While compensation programs and individual pay levels will always reflect differences in job responsibilities, geographies and marketplace considerations, the overall structure of the compensation and benefit programs should be broadly similar and equitable across the organization.

Components of Executive Compensation

For the twelve months ended December 31, 2017, the principal components of compensation for named executive officers were: (1) base salary, (2) performance-based incentive compensation, (3) long-term equity incentive compensation, (4) personal benefits, and (5) other compensation. In determining the amount and relative allocation among each component of compensation for each named executive officer, the Compensation Committee considered, among other factors,  each executive officer’s experience level, historical performance, compensation paid by companies comparable in size to Qualstar, data obtained from management’s recruitment activities, historical rates of executive compensation, Company revenues and profitability, and alignment with the Company’s overall compensation philosophy.

Summary Compensation Table

The following table shows information about the compensation awarded to, earned by and paid to Mr. Steven N. Bronson and Ms. Louann Negrete (collectively referred to as our “named executive officers”) during the years ended December 31, 2017 and 2016. Mr. Bronson and Ms. Negrete were the Company’s only two “named executive officers,” as defined under Item 402 of Regulation S-K promulgated by the SEC, for such fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus (1) ($)	Option Awards ($)(2)	All Other Compensation (3) ($)	Total ($)
Steven N. Bronson	2017	176,383	140,000	250,000	1,426	567,809
Chief Executive Officer	2016	178,462	40,000	—	817	219,279

Louann Negrete	2017	139,808	10,100	25,000	1,222	176,130
Chief Financial Officer	2016	135,000	10,250	—	2,797	148,047

(1)	The amounts shown in this column reflect discretionary bonuses paid to the named executive officers.

(2)

The amounts shown in this column represent the aggregate grant date fair value of the equity-based compensation granted to the named executive officers as computed in accordance with FASB ASC Topic 718.  Pursuant to SEC rules, these amounts exclude the impact of estimated forfeitures related to service-based vesting conditions.  The assumptions used in calculating the aggregate grant date fair value of the awards reported in the column are set forth in our financial statements included in our Annual Report on Form 10-K in Note 8. The amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the named executive officers for the awards.

(3)	The amounts shown in this column represent premiums paid by the Company for disability, life and health insurance.

Components of Executive Compensation

Base Salary

Base salaries were set at levels that the Compensation Committee deemed to be sufficient to attract and retain highly talented executive officers capable of fulfilling the Company’s key objectives. Base salaries were also set with the goal of rewarding executive officers on a day-to-day basis for their time and services while encouraging them to strive for performance-based and long-term incentives.

Performance-Based Incentive Compensation

The Company utilized an annual discretionary cash bonus program, which was intended to reward executive officers based on the Company’s overall performance and the individual named executive officer’s contributions to that performance. In determining an annual discretionary bonus for each named executive officer, we evaluated performance as measured against certain objective financial metrics as well as individual performance goals. We believe that the performance-based incentive compensation provides incentives that are necessary to retain executives and reward them for our short-term performance in the pursuit of our larger business objectives and is designed to provide for a portion of our cash compensation for named executive officers to be variable based upon Company and individual performance.

Long-Term Equity Incentive Compensation

The Company has a long-term equity incentive plan, which is intended to retain executive officers and reward executive officers based on the Company’s performance.  Equity incentives, such as stock options and restricted stock awards, have been granted to executive officers as long-term incentives in order to align executives’ performance with the interests of the Company’s shareholders and also to encourage retention.  On August 3, 2017, the Compensation Committee awarded Mr. Bronson an option to purchase 100,000 shares of the Company’s common stock and Louann Negrete an option to purchase 10,000 shares of the Company’s common stock. The options are immediately exercisable at an exercise price of $7.08 per share, have a term of ten years and were granted pursuant to the Company’s 2017 Stock Option and Incentive Plan.

Personal Benefits

As employees, the Company’s executives are eligible to participate in health and welfare benefits, as offered to our general workforce, designed to attract and retain a skilled workforce in a competitive marketplace. These benefits help ensure that the Company has a healthy and focused workforce through reliable and competitive health and other personal benefits. These benefits were considered in relation to the total compensation package, but did not materially impact decisions regarding other elements of executive officer compensation.

The Company also maintains a tax-qualified retirement plan (“401(k) Plan”) that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. All employees are eligible to participate in the 401(k) Plan following three months of service of employment and may contribute up to 100% of their compensation on a pre-tax basis, not to exceed the annual IRS maximum. The Company, at the discretion of management, may make matching contributions in an amount equal to 25% of the first 6% of compensation contributed by eligible participants. However, the Company has suspended discretionary matching contributions effective as of August 2009.

Employment Agreement with Steven N. Bronson

The Company was party to an employment agreement with Mr. Bronson that commenced on June 1, 2016 and expired on December 31, 2016.  The employment agreement provided Mr. Bronson with a base salary of $160,000 and eligibility to earn a discretionary cash bonus up to 100% of his base salary, based on his achievement of various performance goals, as well as other general employment terms.

Subsequent to the expiration of his employment agreement, on August 3, 2017 the Compensation Committee (i) approved an increase in Mr. Bronson’s base salary from $160,000 to $200,000, (ii)  approved a $100,000 cash bonus to Mr. Bronson based on the Company achieving profitability and positive cash flow for the six months ended June 30, 2017 and (iii) awarded Mr. Bronson an option to purchase 100,000 shares of the Company’s common stock as further described above under the heading “Long Term Equity Compensation”.  The Company is currently in the process of negotiating a new employment agreement with Mr. Bronson.

Tax and Accounting Implications

Under Section 162(m) of the Internal Revenue Code, of 1986, as amended (the “Code”), we generally receive a federal income tax deduction for compensation paid to any of our named executive officers only to the extent total compensation does not exceed $1.0 million during any fiscal year or if it is “performance-based” under Section 162(m) of the Code. During the years ending December 31, 2017 and 2016, none of the executive officers of the Company had non-performance-based compensation in excess of $1,000,000.

Outstanding Equity Awards at Year Ending December 31, 2017

The following table provides information regarding outstanding equity awards held by each named executive officer as of December 31, 2017.

Outstanding Equity Awards at December 31, 2017

	Option Awards

	Number of Securities Underlying Unexercised Options (#)			Option Exercise Price ($)	Option Expiration Date
Name	Exercisable		Unexercisable
Steven N. Bronson	16,667	(1)	—	7.38	8/20/2019
	100,000	(2)		7.08	8/3/2027
Louann Negrete	10,000	(2)		7.08	8/3/2027

(1)	Each stock option was granted pursuant to our 2008 Plan. The stock option vested immediately on the grant date, August 20, 2014.
(2)	Each stock option was granted pursuant to our 2017 Plan. The stock option vested immediately on the grant date, August 3, 2017.

Director Compensation

Each of our non-employee directors receives cash fees as compensation for his service on our Board of Directors and the committees of the Board of Directors on which he is a member.  During the fiscal year ending December 31, 2017, each of our non-employee directors received a stipend of $15,000 per year, paid quarterly, for service on the Board of Directors.  The Chairman of the Audit Committee received an additional stipend of $5,000 per year, paid quarterly, the Chairman of the Compensation Committee received an additional stipend of $3,000 per year, paid quarterly, the Chairman of the Nominating and Governance Committee received an additional stipend of $3,000 per year, paid quarterly, and the Chairman of the Board of Directors received an additional stipend of $7,500 per year, paid quarterly.  No additional stipends were paid for service on a committee of the Board of Directors other than as Chairman of such committee. No fees were paid for service on the Board of Directors to directors who were also employees of the Company. For the fiscal year ending December 31, 2017, our non-employee directors received equity awards for their service on the Company’s Board of Directors or the committees of the Board of Directors in the form of 5,000 stock options each.

The table below sets forth cash compensation earned by each person who served as a non-employee director of our Board of Directors during the fiscal year ending December 31, 2017. Steven N. Bronson, who is our Chief Executive Officer, was an employee during the fiscal year ending December 31, 2017 and received no additional compensation for his service as a member of our Board of Directors. The compensation received by Mr. Bronson, as a named executive officer of the Company, is presented in “Executive Compensation—Summary Compensation Table” above.

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Total ($)
David J. Wolenski	25,500	12,500	38,000
Dale E. Wallis	10,000	-	10,000
Leonard A. Hagan	10,932	12,500	23,432
Nicholas A. Yarymovych	18,000	12,500	30,500

(1)	Dale Wallis was not re-elected to the Board of Directors at the annual meeting on June 13, 2017.

(2)

The non-employee directors were awarded 5,000 stock options on August 3, 2017 pursuant to the Company’s 2017 Plan.  The options have an exercise price of $7.08 per share, a term of ten years and were fully vested upon grant.

RISKS RELATED TO COMPENSATION POLICIES AND PRACTICES

We believe that our compensation programs have been appropriately designed to attract and retain talent and properly incentivize our employees. To the extent our compensation programs provide for incentive-based compensation, these programs are designed to pay for performance and, thus, encourage only appropriate risk-taking. These programs are also subject to funding caps and oversight of the Compensation Committee and various functional departments of the Company to ensure that our employees, including our executive officers, are not encouraged to take excessive or unnecessary risks in managing our business. As a result, we believe that our compensation programs are not likely to create excessive risks that would have a materially adverse effect on the Company.

Transactions with Related Persons

In accordance with the charter of the Audit Committee of our Board of Directors, the Audit Committee is responsible for reviewing any proposed transaction with any related person which involves a potential conflict of interest or for which approval is required under applicable Securities and Exchange Commission and NASDAQ rules. Currently, this review and approval requirement applies to any transaction to which Qualstar will be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of Qualstar’s total assets at year end for the last two completed fiscal years, and in which any of the following persons will have a direct or indirect material interest: (a) any of our directors or executive officers, (b) any nominee for election as a director, (c) any security holder who is known to us to own of record or beneficially more than five percent of our common stock, or (d) any member of the immediate family of any of the persons described in the foregoing clauses (a) through (c).

In the event that management becomes aware of any related person transaction, management will present information regarding the proposed transaction to the Audit Committee for review. Approval of a transaction with a related person requires the affirmative vote of a majority of the members of the Audit Committee or of a majority of the members of the full Board of Directors. If the related person transaction involves a member or members of the Board, approval requires a majority vote of the directors who do not have a financial interest in the transaction.

Steven N. Bronson is the Company’s CEO and President and is also the President and CEO and a majority shareholder of Interlink Electronics, Inc. (“Interlink”). Interlink reimburses Qualstar for leased space at the Simi Valley facility and for other administrative expenses paid by or on behalf of the Company. The total amount charged to Interlink for the twelve months ended December 31, 2017 and 2016, was $13,000 and $33,000, respectively. Interlink owed Qualstar $2,000 and $1,000 at December 31, 2017 and December 31, 2016, respectively.

The Company reimburses Interlink for expenses paid on the Company’s behalf. Interlink occasionally pays travel and other expenses incurred by Qualstar. The Company reimbursed Interlink $28,000 and $13,000 for the twelve months ended December 31, 2017 and 2016, respectively. Qualstar owed Interlink $17,000 and $2,000, at December 31, 2017 and December 31, 2016, respectively.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report is submitted by the Audit Committee members who served on the committee during the fiscal year ended December 31, 2017.

The Audit Committee of the Board is composed solely of non-employee directors who satisfy the current NASDAQ requirements with respect to independence, financial expertise and experience.  The Audit Committee operates pursuant to a written charter adopted by the Board, a copy of which is available in the investors section of Qualstar’s website at www.qualstar.com.

The Board has the ultimate authority for effective corporate governance, including oversight of the management of Qualstar.  The Audit Committee’s purpose is to assist the Board in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of Qualstar, the audit of Qualstar’s consolidated financial statements, the qualifications and performance of the independent registered public accounting firm engaged as Qualstar’s independent auditor, and Qualstar’s internal control over financial reporting.

The Committee relies on the expertise and knowledge of management and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.  Management is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of our system of internal control.  Qualstar’s independent auditor is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee fulfilled its duties and responsibilities during the fiscal year ended December 31, 2017 and with respect to the financial statements for the fiscal year ended December 31, 2017, as outlined in the Audit Committee’s charter.  Among other actions, the Audit Committee:

●	reviewed and discussed the audited financial statements with management and RBSM, LLP, Qualstar’s independent registered public accounting firm, for the period ended December 31, 2017;

●	discussed with the independent registered public accounting firm the matters required to be discussed under applicable rules adopted by the Public Company Accounting Oversight Board (“PCAOB”);

●

received the written disclosures and the letter from RBSM, LLP, required by the applicable requirements of the PCAOB regarding RBSM, LLP’s communications with the Audit Committee concerning independence and has discussed with RBSM, LLP its independence; and

●

based on the review and discussions referred to above, recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 for filing with the Securities and Exchange Commission.

Submitted by the Members of the Audit Committee

Leonard A. Hagan, Chairman

David J. Wolenski

Nicholas A. Yarymovyeh

 APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal 2)

Proxies solicited by the Board will, unless otherwise directed, be voted to approve the appointment by the Audit Committee of RBSM LLP as the independent registered public accounting firm of Qualstar for the fiscal year ending December 31, 2018.  RBSM LLP was appointed to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2017 on March 17, 2017. Marcum LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2016. See “—Change in Independent Registered Public Accounting Firm” below.

Representatives of RBSM LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of RBSM LLP to our shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our shareholders fail to ratify the selection, it will be considered a recommendation to the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Fees Paid to Independent Registered Public Accountants

The table below includes the aggregate fees billed by RBSM, LLP, our independent registered public accounting firm for the year ended December 31, 2017, and Marcum LLP, our independent registered public accounting firm for the year ended December 31, 2016.

	Twelve Months Ended December 31,
	2017	2016

Audit Fees (1)	$84,362	$128,235
Audit-related fees (2)	-	-
Tax fees (3)	37,500	45,720
All other fees (4)	9,050	560
Total fees	$130,912	$174,515

(1)

Audit fees include fees for professional services rendered in connection with the audit of our consolidated financial statements for each year and reviews of our unaudited condensed consolidated quarterly financial statements, as well as fees related to consents and reports in connection with regulatory filings for those fiscal years.

(2)

Audit-Related Fees consists of assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The Company incurred no such fees during the fiscal years ended December 31, 2017 and 2016.

(3)	Tax fees include fees for professional services rendered for tax compliance, tax advice and tax planning.

(4)	All other fees include fees for professional services rendered for financial reporting compliance with accounting standards.

Audit Committee Pre-Approval Policies and Procedures

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accountants in accordance with applicable Securities and Exchange Commission rules. The Audit Committee adopted a written pre-approval policy on June 25, 2003, and all services performed by RBSM, Marcum LLP and Everest Ito Group have been pre-approved in accordance with the Audit Committee’s pre-approval policy. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accountants and management periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accountants in accordance with these pre-approvals, and the fees for the services performed to date.

Changes in Independent Registered Public Accounting Firms

Appointment of RBSM LLP

On March 17, 2017, we dismissed Marcum LLP as the independent registered public accounting firm and engaged RBSM LLP as our new independent registered public accounting firm. The decision to dismiss Marcum and appoint RBSM was approved by the Audit Committee of our Board of Directors.

The audit reports of Marcum regarding our financial statements for the two most recent fiscal periods did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our transition reporting period from July 1, 2015 through December 31, 2015, the fiscal year ended December 31, 2016 and through March 17, 2017: (i) there were no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement in its reports and (ii) Marcum did not advise us of any of the events requiring reporting under Item 304(a)(1)(v) of Regulation S-K.

During the Company’s the fiscal year ended June 30, 2015, the transition reporting period from July 1, 2015 through December 31, 2015, the fiscal year ended December 31, 2016 and through March 17, 2017, neither we nor anyone on our behalf consulted with RBSM regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that RBSM concluded was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement or an event identified in response to Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively (there being none).

Appointment of Marcum LLP

On January 8, 2016, we dismissed SingerLewak LLP as our independent auditors and engaged Marcum LLP as our independent auditors. The decisions to dismiss SingerLewak and appoint Marcum were approved by our Audit Committee of our Board.

The audit reports of SingerLewak regarding our financial statements for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and during the subsequent interim period from July 1, 2015 through January 8, 2016: (i) there were no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) with SingerLewak on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SingerLewak, would have caused it to make reference to the subject matter of the disagreement in its reports and (ii) SingerLewak did not advise us of any of the events requiring reporting under Item 304(a)(1)(v) of Regulation S-K.

During our two most recent fiscal years and during the subsequent interim period from July 1, 2015 through January 8, 2016, neither we nor anyone on our behalf consulted with Marcum regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement or an event identified in response to Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively (there being none).

The Board recommends THAT SHAREHOLDERS vote “FOR” the approval of the appointment of RBSM LLP. Proxies solicited by the Board will be voted “for” this proposal, unless otherwise instructed.

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Proposal 3)

Section 14A of the Securities Exchange Act of 1934 and related SEC rules require that we provide our shareholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. We must provide this opportunity to our shareholders at least once every three years.

As described in the section of this Proxy Statement headed “Executive Compensation,” our executive compensation program is intended to attract and retain qualified executives required for the success of our business; to reward these executives for financial and operating performance; and to align their interests with those of our shareholders to create long-term shareholder value.  In that section we disclose and discuss the compensation paid to our executive officers for the fiscal year ended December 31, 2017.

The Company is asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement.  This proposal, commonly known as a “say-on-pay,” gives the Company's shareholders the opportunity to express their views on the compensation paid to the Company's named executive officers.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Company is asking our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, for the fiscal year ended December 31, 2017, as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Shareholders.”

Adoption of this resolution will require the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter.   Brokers and other nominee holders do not have discretion to vote uninstructed shares with respect to this Proposal.  Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Proposal.  However, broker non-votes will not affect the outcome of the voting on this Proposal because it requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting (as opposed to a majority of the shares outstanding). Similarly, Abstentions will not affect the outcome of voting on this proposal.

This “say-on-pay” vote is advisory, and therefore is not binding on the Company, the Board of Directors or the Compensation Committee.  Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation if the Company’s compensation program.

The Board of Directors recommends a vote “FOR” advisory approval of the resolution set forth above.

PROPOSALS AND DIRECTOR NOMINATIONS FOR THE ANNUAL MEETING

Proposals to be Included in Our Proxy Statement

A shareholder who wishes to have a proposal considered for inclusion in our proxy statement for action at the Annual Meeting must comply with the requirements of Rule 14a-8 under the Exchange Act.  The proposal must be in writing and be received by the Corporate Secretary of Qualstar at our principal executive offices no later than the close of business on January 22, 2019. However, if the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a shareholder proposal will need to be received by the Company in a reasonable amount of time before the Company begins to send its proxy materials for the Annual Meeting.

Advance Notice Procedures

If a shareholder desires to have a proposal acted upon at the Annual Meeting that is not to be included in our proxy statement in accordance with Rule 14a-8 under the Exchange Act, or if a shareholder desires to nominate someone for election to our Board, the shareholder must follow the procedures outlined in our amended and restated bylaws. Our amended and restated bylaws provide that in order for a shareholder proposal to be considered at an annual meeting of shareholders, written notice of the proposal must be received by the Corporate Secretary of Qualstar at the principal executive offices of Qualstar not less than 60 days nor more than 90 days prior to the anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the shareholder, to be timely, must be received not earlier than the 90th day prior to such annual meeting of shareholders and not later than the close of business on the later of (a) the 60th day prior to such annual meeting or (b) the 10th day following the date on which notice of the date of the annual meeting was mailed or public disclosure thereof was made, whichever first occurs. The notice must contain information required by our amended and restated bylaws, including, but not limited to, a description of the proposal and any material interest of the shareholder relating to such proposal.

In order to nominate someone for election to our Board at an annual meeting of shareholders, written notice of the proposed nomination must be received by the Corporate Secretary of Qualstar not less than 60 days or more than 90 days prior to the anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary, notice by the shareholder to be timely must be received by the Corporate Secretary of Qualstar not earlier than the 90th day prior to the Annual Meeting and not later than the close of business on the later of (a) the 60th day prior to such Annual Meeting or (b) the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure thereof was made by Qualstar, whichever first occurs. The notice must contain information required by our amended and restated bylaws regarding the shareholder and the nominee, as well as information required to be included in a proxy statement by SEC rules and regulations. Submissions must be made by mail, courier or personal delivery—submissions by e-mail will not be considered. The Nominating and Governance Committee will consider only those shareholder recommendations whose submissions comply with the above procedural requirements, including the additional requirements set forth in our amended and restated bylaws. The Nominating and Governance Committee will evaluate candidates recommended by shareholders in the same manner as those recommended by others.

Shareholders are also advised to review Qualstar’s amended and restated bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations, including the information that must accompany any such shareholder notice.

Accordingly, in order for a shareholder proposal (other than a proposal made pursuant to Rule 14a-8 under the Exchange Act) or nomination to be considered at the Annual Meeting, a written notice of the proposal or the nomination, which includes the information required by our amended and restated bylaws, must be received by the Corporate Secretary of Qualstar at the principal executive offices of Qualstar between March 27, 2019 and April 27, 2019.

A copy of the full text of our amended and restated bylaws may be obtained upon written request to the Corporate Secretary of Qualstar at our principal executive offices or by accessing the SEC’s EDGAR filing database at www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers deliver a single Proxy Statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you currently receive multiple Proxy Statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to our Corporate Secretary at our principal executive offices, located at 130 West Cochran Street, Unit C, Simi Valley, California 93065, or by calling us at 1-800-468-0680 ext. 114.

IMPORTANT

Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed WHITE proxy card and return it in the enclosed postage-paid envelope promptly.

Only your latest dated, signed proxy card will be counted. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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**VOTE BY INTERNET - www.proxyvote.com**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

| NAME | SHARES |
| --- | --- |
| THE COMPANY NAME INC. - COMMON | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS A | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS B | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS C | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS D | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS E | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - CLASS F | 123,456,789,012.12345 |
| THE COMPANY NAME INC. - 401 K | 123,456,789,012.12345 |

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

| | For All | Withhold All | For All Except |
| --- | --- | --- | --- |
| 1. Election of Directors | ☐ | ☐ | ☐ |

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Steven N. Bronson 02 David J. Wolenski 03 Leonard A. Hagan 04 Nicholas A. Yarymovych

02 0000000000

The Board of Directors recommends you vote FOR proposals 2. and 3.:

| | For | Against | Abstain |
| --- | --- | --- | --- |
| 2. To ratify the appointment of RBSM, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018. | ☐ | ☐ | ☐ |
| 3. To approve by advisory vote the compensation of the Company's Named Executive Officers: Say on Pay. | ☐ | ☐ | ☐ |

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000379829_1 R1.0.1.17

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:** The Annual Report on Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

**QUALSTAR CORPORATION**
**Annual Meeting of Shareholders**
**June 26, 2018 at 3:00 PM PDT**
**This proxy is solicited by the Board of Directors**

The undersigned hereby appoints Steven N. Bronson and Louann Negrete, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Qualstar Corporation that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held on June 26, 2018 at 3:00 PM PDT at 130 West Cochran Street, Unit C, Simi Valley, CA 93065, and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. If any other matters properly come before the Annual Meeting of Shareholders, or any adjournment or postponement thereof, the shares represented by this proxy will be voted in accordance with the discretion of the person or persons designated as the proxy.**

0000379829_2 R1.0.1.17

**Continued and to be signed on reverse side**

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 26, 2018

QUALSTAR CORPORATION

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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0000379828_1 R1.0.1.17

Meeting Information

Meeting Type: Annual Meeting
For holders as of: April 30, 2018
Date: June 26, 2018 **Time:** 3:00 PM PDT
Location: 130 West Cochran Street
Unit C
Simi Valley, CA 93065

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report on Form 10-K 2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 12, 2018 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Internal Use Only

0000379828_2 R1.0.1.17

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Steven N. Bronson 02 David J. Wolenski 03 Leonard A. Hagan 04 Nicholas A. Yarymovych

The Board of Directors recommends you vote FOR proposals 2. and 3.:

3. To approve by advisory vote the compensation of the Company's Named Executive Officers: Say on Pay.

BARCODE

0000379828_3 R1.0.1.17

→ 0000 0000 0000 0000

Broadridge Internal Use Only
XXXXXXXXXX
XXXXXXXXXX
Cusip
Job #
Envelope #
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Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

0000379828_4 R1.0.1.17

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

Broadridge Internal Use Only

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